Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

November 7, 2013

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Agreement”) is made as of November 7, 2013, by and among BEASLEY MEZZANINE HOLDINGS, LLC (the “Borrower”), the undersigned Lenders and GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent and collateral agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the L/C Issuers and the Administrative Agent are party to that certain Credit Agreement dated as of August 9, 2012 (as amended and in effect immediately prior to the effectiveness of this Agreement, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower.

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to permit certain additional Restricted Junior Payments; and

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Lenders have agreed to amend the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and subject to the terms and conditions hereof, the parties hereto agree as follows:

1. Definitions; Section References. Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein.

2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 of this Agreement, the Credit Agreement is hereby amended as follows:

(a) Subsection 7.5(iv) of the Credit Agreement is hereby amended to delete therefrom the amount “Five Hundred Thousand Dollars ($500,000)” and insert therefore the amount “Two Million Dollars ($2,000,000)”.

3. Conditions of Effectiveness. The effectiveness of this Agreement is subject to the condition precedent that the Administrative Agent shall have received counterparts of this Agreement, duly executed by each Credit Party and the Requisite Lenders.

4. Representations and Warranties of the Credit Parties. Each Credit Party hereby represents and warrants as of the date hereof as follows:

(a) This Agreement and the Credit Agreement as amended hereby constitute the legally valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(b) Both before and after giving effect to this Agreement, no Event of Default or Potential Event of Default has occurred and is continuing.

(c) Both before and after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true, correct and complete in all material respects (or, if such representation or warranty is qualified by “material” or “Material Adverse Effect”, in all respects) on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects (or, if such representation or warranty is qualified by “material” or “Material Adverse Effect”, in all respects) on and as of such earlier date (or previously waived in accordance with the Credit Agreement).

5. Ratification and Reaffirmation. Each Credit Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of Administrative Agent, any Lender or any other Secured Party, as the case may be, under each Loan Document, (ii) agrees and acknowledges that the Liens in favor of Administrative Agent and the Secured Parties under each Loan Document constitute valid, binding, enforceable and perfected first priority liens and security interests (subject only to Permitted Liens) securing the Obligations and are not subject to avoidance, disallowance or subordination pursuant to any applicable law, (iii) agrees and acknowledges the Obligations constitute legal, valid and binding obligations of such Credit Party and that (x) no offsets, defenses or counterclaims to the Obligations or any other causes of action with respect to the Obligations or the Loan Documents exist and (y) no portion of the Obligations is subject to avoidance, disallowance, reduction or subordination pursuant to any applicable law, (iv) agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Loan Documents, and (v) agrees that neither such ratification and reaffirmation, nor Administrative Agent’s nor any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from each party to the Credit Agreement with respect to any subsequent modifications, consent or waiver with respect to the Credit Agreement or other Loan Documents. Each Credit Party acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement. The Credit Agreement and each other Loan Document is in all respects hereby ratified and confirmed. This Agreement shall constitute a “Loan Document” for purposes of the Credit Agreement.

6. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

7. Costs and Expenses of the Administrative Agent. The Borrower shall pay on demand all actual and reasonable, documented, out-of-pocket costs and expenses of the Administrative Agent and all reasonable, out-of-pocket and documented fees, expenses and disbursements of counsel to the Administrative Agent in connection with the negotiation, preparation and execution of this Agreement and any document, instrument or agreement delivered pursuant to this Agreement, to the extent required pursuant to subsection 10.2 of the Credit Agreement.

8. Governing Law. This Agreement shall be governed by, and shall be construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

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9. Limited Effect. This Agreement relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights, claims or remedies any Lender may have under the Credit Agreement or under any other Loan Document (except as expressly set forth herein) or under applicable law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

10. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

11. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

BEASLEY MEZZANINE HOLDINGS, LLC,
as Borrower

By	/s/ B. Caroline Beasley
	Name:	B. Caroline Beasley
	Title:	Vice President, Chief Financial Officer Secretary and Treasurer

BEASLEY BROADCAST GROUP, INC.,
BEASLEY FM ACQUISITION CORP.,
BEASLEY AP HOLDINGS, LLC,
BEASLEY BA HOLDINGS, LLC,
WCHZ LICENSE, LLC,
WGOR LICENSE, LLC,
WWNN LICENSE, LLC, as Credit Parties

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Vice President, Chief Financial Officer Secretary and Treasurer

BEASLEY BROADCASTING OF NEVADA, LLC,
KJUL LICENSE, LLC, as Credit Parties

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Manager

BEASLEY BROADCASTING OF SOUTHWEST FLORIDA, INC.,
BEASLEY RADIO, INC., as Credit Parties

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Secretary

BEASLEY-REED ACQUISITION PARTNERSHIP,
KDWN LICENSE LIMITED PARTNERSHIP,
WAEC LICENSE LIMITED PARTNERSHIP,
WAZZ LICENSE LIMITED PARTNERSHIP,
WDAS LICENSE LIMITED PARTNERSHIP,
WFLB LICENSE LIMITED PARTNERSHIP,
WIKS LICENSE LIMITED PARTNERSHIP,
WJBX LICENSE LIMITED PARTNERSHIP,
WKIS LICENSE LIMITED PARTNERSHIP,
WKML LICENSE LIMITED PARTNERSHIP,
WMGV LICENSE LIMITED PARTNERSHIP,
WNCT LICENSE LIMITED PARTNERSHIP,
WPOW LICENSE LIMITED PARTNERSHIP,
WRXK LICENSE LIMITED PARTNERSHIP,
WSFL LICENSE LIMITED PARTNERSHIP,
WTMR LICENSE LIMITED PARTNERSHIP,
WWDB LICENSE LIMITED PARTNERSHIP,
WXNR LICENSE LIMITED PARTNERSHIP,
WXTU LICENSE LIMITED PARTNERSHIP, as Credit Parties

By: BEASLEY FM ACQUISITION CORP., a general partner of each of the foregoing

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Vice President, Chief Financial Officer Secretary and Treasurer

WJPT LICENSE LIMITED PARTNERSHIP,
as a Credit Party

By: BEASLEY RADIO, INC., as general partner

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Secretary

WQAM LICENSE LIMITED PARTNERSHIP,
as a Credit Party

By: BEASLEY-REED ACQUISITION PARTNERSHIP, as general partner

By: BEASLEY FM ACQUISITION CORP., as general partner

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Vice President, Chief Financial Officer Secretary and Treasurer

WXKB LICENSE LIMITED PARTNERSHIP,
as a Credit Party

By: BEASLEY BROADCASTING OF SOUTHWEST FLORIDA, INC., as general partner

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Secretary

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender and as Administrative Agent

By	/s/ Nirmal B. Bivek
	Name:	Nirmal B. Bivek
	Title:	Duly Authorized Signatory

GE CAPITAL BANK, as a Lender

By	/s/ Heather Leigh Glade
	Name:	Heather Leigh Glade
	Title:	Duly Authorized Signatory

FLORIDA COMMUNITY BANK N.A., as a Lender

By	/s/ Jonathan Simoens
	Name:	Jonathan Simoens
	Title:	Senior Vice President

BANK UNITED N.A., as a Lender

By	/s/ Charles J. Klenk
	Name:	Charles J. Klenk
	Title:	Senior Vice President

WEBSTER BANK, as a Lender

By	/s/ Robert E. Meditz
	Name:	Robert E. Meditz
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Teddy Koch
	Name:	Teddy Koch
	Title:	Assistant Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By	/s/ Darren Gersche
	Name:	Darren Gersche
	Title:	Senior Vice President

U.S BANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Garret Komjathy
	Name:	Garret Komjathy
	Title:	Senior Vice President